                             LETTER OF TRANSMITTAL

                             NBC ACQUISITION CORP.
                               OFFER TO EXCHANGE

                  10 3/4% SENIOR DISCOUNT DEBENTURES DUE 2009
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                       FOR ANY AND ALL OF THE OUTSTANDING
                  10 3/4% SENIOR DISCOUNT DEBENTURES DUE 2009

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                , 1998 UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
                                EXPIRATION DATE.

                    UNITED STATES TRUST COMPANY OF NEW YORK
                             (THE "EXCHANGE AGENT")

      By Overnight Courier:                     By Hand:               By Registered or Certified Mail:
   United States Trust Company        United States Trust Company        United States Trust Company
           of New York                        of New York                        of New York
     770 Broadway, 13th Floor                 111 Broadway                       P.O. Box 844
     New York, New York 10003                 Lower Level               Attn: Corporate Trust Services
  Attn: Corporate Trust Services     Attn: Corporate Trust Services             Cooper Station
                                        New York, New York 10006        New York, New York 10276-0844

                             Confirm by Telephone:
                                (1-800) 548-6565

                           By Facsimile Transmission:
                       (for Eligible Institutions Only):
                                 (212) 420-6152

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the ones listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned hereby acknowledges receipt of the Prospectus dated
            , 1998 (the "Prospectus") of NBC Acquisition Corp. (the "Issuer") and this Letter of Transmittal, which together constitute the Issuer's offer (the "Exchange Offer") to exchange $76,000,000 principal amount of its 10 3/4% Senior Discount Debentures due 2009 (the "Exchange Debentures"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for $76,000,000 principal amount of its outstanding 10 3/4% Senior Discount Debentures due 2009 (the "Debentures"). Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Debentures to which this Letter of Transmittal relates. If the space indicated is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF DEBENTURES TENDERED HEREBY
------------------------------------------------------------------------------------------------------------------------
            NAME(S) AND ADDRESS(ES) OF                   CERTIFICATE        AGGREGATE PRINCIPAL
                REGISTERED OWNER(S)                    OR REGISTRATION       AMOUNT REPRESENTED      PRINCIPAL AMOUNT
                 (PLEASE FILL IN)                          NUMBERS*            BY DEBENTURES            TENDERED**
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL
------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry Holders.
 ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Debentures. All tenders must be integral multiples of $1,000.
------------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used if (i) certificates representing Debentures are to be physically delivered to the Exchange Agent herewith, (ii) tender of Debentures is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Initial Debentures." in the Prospectus or (iii) tender of the Debentures is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Initial Debentures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent. This Letter of Transmittal must be completed, signed and delivered even if tender instructions are being transmitted through the Book-Entry Transfer Facility Automated Tender Offer Program ("ATOP").

     As used in this Letter of Transmittal, the term "Holder" with respect to the Exchange Offer means any person in whose name Debentures are registered on the books of the Issuer or, with respect to interests in the Global Debentures held by DTC, any DTC participant listed in an official DTC proxy. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Debentures must complete this letter in its entirety.

     Holders of Debentures that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Nevertheless, in order for such acceptance to constitute a valid tender of the DTC participant's Debentures, such participant must complete and sign a Letter of Transmittal and deliver it to the Exchange Agent before the Expiration Date.

[ ] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     NAME OF TENDERING INSTITUTION

  ------------------------------------------------------------------------------

    ACCOUNT NUMBER
    ----------------------------------------------------------------------------

    TRANSACTION CODE NUMBER
    ----------------------------------------------------------------------------

     Holders whose Debentures are not immediately available or who cannot deliver their Debentures and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Debentures according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Initial Debentures." See Instruction 2.

[ ] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

    NAME OF REGISTERED HOLDER(S)
    ----------------------------------------------------------------------------

    NAME OF ELIGIBLE INSTITUTION THAT GUARANTEED DELIVERY
    -------------------------------------------------

    IF DELIVERY BY BOOK-ENTRY TRANSFER:

         ACCOUNT NUMBER
    ----------------------------------------------------------------------------

         TRANSACTION CODE NUMBER

   -----------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO:

    NAME
    ----------------------------------------------------------------------------

    ADDRESS
    ----------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of the Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of such Debentures tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Debentures as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Issuer in connection with the Exchange Offer) to cause the Debentures to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Debentures and to acquire Exchange Debentures issuable upon the exchange of such tendered Debentures, and that when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Debentures, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.


     The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "Commission") that the Exchange Debentures issued in exchange for the Debentures pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Debentures are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the Exchange Debentures and have no arrangement or understanding with any person to participate in a distribution of such Exchange Debentures. The undersigned hereby further represent(s) to the Issuer that (i) any Exchange Debentures acquired in exchange for Debentures tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Debentures, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Exchange Debentures, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Debentures, (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (v) if the undersigned is a broker-dealer, such person has acquired the Debentures as a result of market-making activities or other trading activities.



     If the undersigned or the person receiving the Exchange Debentures is a broker-dealer that is receiving Exchange Debentures for its own account in exchange for Debentures that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Debentures (i) the undersigned cannot rely on the position of the staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Debentures, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Issuer.



     If the undersigned or the person receiving the Exchange Debentures is an "affiliate" (as defined in Rule 405 under the Securities Act), the undersigned represents to the Issuer that the undersigned understands and acknowledges that the Exchange Debentures may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.


     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of tendered Debentures or transfer ownership of such Debentures on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Debentures by the Issuer and the issuance of Exchange Debentures in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement and that the Issuer shall have no further obligations or liabilities thereunder for the registration of the Debentures or the Exchange Debentures.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), as more particularly set forth in the Prospectus, the Issuer may not be required to exchange any of the Debentures tendered hereby and, in such event, the Debentures not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Debentures may be withdrawn at any time prior to the Expiration Date.

     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Debentures delivered in exchange for tendered Debentures, and any Debentures delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Debenture is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Debenture is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Debentures are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

                       SPECIAL REGISTRATION INSTRUCTIONS

     To be completed ONLY if the Exchange Debentures are to be issued in the name of someone other than the undersigned.

Name:
------------------------------------------------------

Address:
------------------------------------------------------

Book-Entry Transfer Facility Account:

------------------------------------------------------

Employer Identification or Social Security Number:

------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

                         SPECIAL DELIVERY INSTRUCTIONS

     To be completed ONLY if the Exchange Debentures are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Debentures Tendered Hereby."

Name:
----------------------------------------------------

Address:
----------------------------------------------------

----------------------------------------------------

----------------------------------------------------
                             (PLEASE PRINT OR TYPE)

       REGISTERED HOLDER(S) OF DEBENTURES OR DTC PARTICIPANT(S) SIGN HERE
               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
          (SIGNATURE(S) OF REGISTERED HOLDER(S) OR DTC PARTICIPANT(S))

     Must be signed by registered holder(s) or DTC participant(s) exactly as name(s) appear(s) on Debentures or on a security position listing as the owner of the Debentures or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information. (Please print or type):

Name and Capacity (full title):
--------------------------------------------------------------------------------
Address (including zip code):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number:
-------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.:
-------------------------------------------------------------------------------

Dated:
------------------------------

                              SIGNATURE GUARANTEE
                       (IF REQUIRED -- SEE INSTRUCTION 5)

Authorized Signature:
--------------------------------------------------------------------------------
                       (SIGNATURE OF REPRESENTATIVE OF SIGNATURE GUARANTOR)

Name and Title:
--------------------------------------------------------------------------------

Name of Plan:
--------------------------------------------------------------------------------

Area Code and Telephone Number:
--------------------------------------------------------------------------------
                                            (PLEASE PRINT OR TYPE)

Dated:
------------------------------

                      PAYOR'S NAME: NBC ACQUISITION CORP.

             THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

  PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION
                            NUMBER ON THE FOLLOWING
   SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP
                                  WITHHOLDING.

  ------------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
  FORM W-9                           RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
  DEPARTMENT OF THE                  PART 2 -- Check the box if you are NOT subject      ---------------------------------------
  TREASURY                           to backup withholding under the provisions of               SOCIAL SECURITY NUMBER
  INTERNAL REVENUE SERVICE           Section 3406(A)(1)(C) of the Internal Revenue                         OR
                                     Code because (1) you are exempt from backup         ---------------------------------------
                                     withholding, (2) you have not been notified that        EMPLOYER IDENTIFICATION NUMBER
                                     you are subject to backup withholding as Payor's
                                     Request for a result of failure to report all
                                     interest or Taxpayer Identification dividends or
                                     (3) the Internal Revenue Service Number (TIN)
                                     has notified you that you are no longer subject
                                     to backup withholding. [  ]
                                     -------------------------------------------------------------------------------------------

  PAYOR'S REQUEST FOR                CERTIFICATION: Under penalties of perjury, I                       PART 3 --
  TAXPAYER IDENTIFICATION NUMBER     certify that the information provided on this                  Awaiting TIN [ ]
  (TIN)                              form is true, correct and complete.
                                     Signature: -----------------------------------
                                     Date: -----------------------------------------
  ------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS IN EXCESS OF $10.00 MADE TO YOU.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
      3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature
---------------------------------------------------------  Date

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

     All physically delivered Debentures or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Debentures tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Debentures and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Debentures for exchange.

     Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

2.  GUARANTEED DELIVERY PROCEDURES.

     Holders who wish to tender their Debentures, but whose Debentures are not immediately available and thus cannot deliver their Debentures, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

          (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

          (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Debentures and the principal amount of Debentures tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Debentures (or a confirmation of book-entry transfer of such Debentures into the Exchange Agent's account at DTC) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) such property completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Debentures in proper form for transfer (or a confirmation of book-entry transfer of such Debentures into the Exchange Agent's account at DTC) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Debentures according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Debentures prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.  BENEFICIAL OWNER INSTRUCTIONS.

     Only a Holder of Debentures (i.e., a person in whose name Debentures are registered on the books of the registrar or, with respect to interests in the Global Debentures held by DTC, a DTC participant listed in an official DTC proxy), or the legal representative or attorney-in-fact of a Holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Debentures who wishes to accept the Exchange Offer must arrange promptly for the appropriate Holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate Holder of the Instructions to Registered Holder and/or DTC Participant from Beneficial Owner form accompanying this Letter of Transmittal.

4.  PARTIAL TENDERS; WITHDRAWALS.

     If less than the entire principal amount of Debentures evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Debentures Tendered Hereby." A newly issued Debenture for the principal amount of Debentures submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Debentures delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

     Debentures tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Debentures are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Debentures to be withdrawn (the "Depositor"), (ii) identify the Debentures to be withdrawn (including the registration number(s) and principal amount of such Debentures, or, in the case of Debentures transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Debentures register the transfer of such Debentures into the name of the person withdrawing the tender and (iv) specify the name in which any such Debentures are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers, whose determination shall be final and binding on all parties. Any Debentures so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Debentures will be issued with respect thereto unless the Debentures so withdrawn are validly retendered. Any Debentures which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

5. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered Holder(s) of the Debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Debentures.

     If any of the Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Debentures registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Debentures.

     Signatures of this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Debentures tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder or Holders of Debentures (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Debentures) listed and tendered hereby, no endorsements of the tendered Debentures or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Debentures or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Debentures, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Debentures, exactly as the name of the participant appears on such security position listing), with the signature on the Debentures or bond power guaranteed by an Eligible Institution (except where the Debentures are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of its authority so to act must be submitted.

6.  SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

     Tendering Holders should indicate in the applicable box, the name and address (or account at DTC) in which the Exchange Debentures or substitute Debentures for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

     If no instructions are given, the Exchange Debentures (and any Debentures not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Debentures or deposited at such Holder's account at DTC.

7.  TRANSFER TAXES.

     The Issuer shall pay all transfer taxes, if any, applicable to the transfer and exchange of Debentures to them or their order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Debentures to the Issuer, or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

     Except as provided in this Instruction 7, it will not be necessary for transfer stamps to be affixed to the Debentures listed in this Letter of Transmittal.

8.  WAIVER OF CONDITIONS.

     The Issuer reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9.  MUTILATED, LOST, STOLEN OR DESTROYED DEBENTURES.

     Any Holder whose Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

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10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to NBC Acquisition Corp., 4700 South 19th Street, Lincoln, NE 68501-0529, telephone (402) 421-7300.

11.  VALIDITY AND FORM.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Debentures and withdrawal of tendered Debentures will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Debentures not properly tendered or any Debentures the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Debentures. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Debentures must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify Holders of defects or irregularities with respect to tenders of Debentures, neither the Issuer, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

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                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Holder tendering Debentures is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder may be subject to backup withholding.

     Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a Holder, who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Holder, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) each Holder is exempt, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Debentures. If Debentures are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH DEBENTURES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

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